                                                                   EXHIBIT 10.36

This instrument was prepared by:    William C. Matthews, Jr.                          North Carolina
whose address is:                   Womble Carlyle Sandridge & Rice, PLLC               Moore County
                                    Post Office Box 831                                Onslow County
                                    Raleigh, North Carolina 27602                     Watauga County
                                                                                  New Hanover County
                                                                                       Durham County
                                                                                         Wake County
                                                                                      Forsyth County

NORTH CAROLINA,

VARIOUS COUNTIES


               THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT and FINANCING STATEMENT made and entered into as of the 15th day of January, 1999, by and among WINN LIMITED PARTNERSHIP, a North Carolina limited partnership, whose address is c/o Winston Hotels, Inc., 2209 Century Drive, Suite 300, Raleigh, North Carolina 27612 (referred to hereinafter as the "Partnership" or the "Grantor"), WINSTON HOTELS, INC., a North Carolina corporation (the "Corporation"), having the same address as the Partnership, NEW SALEM, INC., a North Carolina corporation, Trustee (hereinafter called "Trustee"), and WACHOVIA BANK, N.A., a national banking association, as Agent (the "Agent") on behalf of the banks referred to in that certain Syndicated Credit Agreement among the Grantor, the Corporation (as hereinafter defined), the banks referred to therein and being parties thereto (the "Banks"), and Wachovia Bank, N.A., as Agent (the "Credit Agreement"), whose address is 191 Peachtree Street, N.E., Real Estate Finance Group, Atlanta, Georgia, 30303, Attention: Syndicated Services (the Agent is hereinafter referred to as the "Beneficiary");

                                    RECITALS:

                          COLLATERAL INCLUDES FIXTURES

               The Partnership and the Corporation (the Partnership and the Corporation are collectively referred to herein as the "Borrower"), have requested the Beneficiary make available to the Borrower credit, and the Banks have agreed to extend to the Borrower, subject to the terms and provisions of the Credit Agreement and any modifications, extensions or replacements thereof executed by the Borrower, the Banks and the Beneficiary, credit of up to the sum of ONE HUNDRED FORTY MILLION AND NO/100 DOLLARS ($140,000,000.00) (the "Facility Limit"), as evidenced by the Borrower's promissory notes, each dated of even date herewith, in the aggregate principal amount of ONE HUNDRED FORTY MILLION AND NO/100 DOLLARS ($140,000,000.00) and each payable to a Bank (hereinafter referred to as the "Bank Notes," which term shall include any and all renewals, modifications, replacements, and extensions thereof), which sum, subject to the terms and conditions of the Credit Agreement, may from time to time be borrowed and repaid or reduced by partial payment and reborrowed, provided the unpaid balance of the principal amount outstanding and secured hereby shall never exceed such sum.

               A portion of the funds available under the Credit Agreement, and evidenced by the Bank Notes, is also evidenced by Notes executed by the Borrower and payable to the Agent for the benefit of the Banks (the "Term Notes," which term shall include any and all renewals, modifications, replacements, and extensions thereof) (the Bank Notes and any Term Notes are hereinafter collectively referred to as the "Notes").

               Borrower is therefore indebted to the Banks in the sum of ONE HUNDRED FORTY MILLION AND NO/100 DOLLARS ($140,000,000.00), or so much thereof as shall be advanced from time to time and remain outstanding, as evidenced by the Borrower's Notes.

               The Borrower may also become indebted and obligated to one or more of the Banks with respect to an interest rate swap transaction, interest rate cap transaction, interest rate floor transaction, interest rate collar transaction or other similar transaction pursuant to an International Swap Dealers Association, Inc. Master Agreement dated as of January 15, 1999, which has been executed by and between the Borrower and Wachovia Bank, N.A. (the "Existing Master Agreement") or any other International Swap Dealers Association, Inc. Master Agreement hereafter executed by and between the Borrower and one or more of the Banks (the Existing Master Agreement and any such Agreement, together with all amendments and schedules thereto and confirmations thereof from time to time, are hereinafter referred to collectively as the "Master Agreement").

               This Deed of Trust is given to secure all present and future obligations of Borrower to the Banks and to the Beneficiary which may be incurred from time to time pursuant to the terms of the Credit Agreement, including but not limited to the obligations evidenced by the Notes, and also to secure any future obligations of the Borrower to the Banks and the Beneficiary under any Master Agreement. As provided in the Credit Agreement, the Borrower may pay such future obligations and then reborrow from time to time under the line of credit thereby established up to the Facility Limit (as hereinabove defined), in accordance with the provisions of the Credit Agreement. The period in which future obligations may be incurred and secured by this Deed of Trust is the period between the date hereof and that date which is the earlier of (i) the stated maturity date of the Notes, subject to extensions from time to time as provided in the Credit Agreement, or (ii) fifteen (15) years from the date hereof. The amount of present obligations secured by this Deed of Trust is Zero and No/100 Dollars ($0.00), and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is the sum of (a) One Hundred Forty Million and No/100 Dollars ($140,000,000.00) plus (b) the obligations of the Borrower under any Master Agreement, the amount of which cannot be determined at the present time but which, for purposes of this Deed of Trust, shall not exceed Two Hundred Eighty Million and No/100 Dollars ($280,000,000.00). Any additional amounts advanced by the Banks or the Beneficiary pursuant to the provisions of this Deed of Trust shall be deemed necessary expenditures for the protection of the security. Neither Borrower nor Grantor need sign any instrument or notation evidencing or stipulating that future advances are secured by this Deed of Trust.

               Grantor desires to secure the following described obligations (the "Obligations") by the collateral hereinafter described: (a) payment of the Notes with interest and any renewals, modifications, replacements or extensions thereof, in whole or in part, (b) all present and future obligations of the Borrower to the Banks and to the Beneficiary which may be incurred from time to time pursuant to the terms of the Credit Agreement, (c) the additional payments hereinafter agreed to be made, (d) performance of the covenants and agreements of the Grantor set out herein, and (e) any and all indebtedness, liabilities and obligations of any and every kind and nature heretofore, now or hereafter owing, due or payable from the Borrower, arising under, in connection with or evidenced by the Master Agreement and any renewals, modifications or extensions thereof, in whole or in part. Notwithstanding anything to the contrary contained herein, the Premises by reason of the terms of this Deed of Trust shall not secure such other indebtedness, obligations and liabilities of the Grantor or the Borrower to the Banks or the Beneficiary that are (a) consumer credit as defined in Federal Reserve Board Regulation Z, or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured (herein collectively referred to as the "Restricted Debt").

               NOW, THEREFORE, in consideration of the premises, and the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor has given, granted, bargained, sold and conveyed, and by these presents does give, grant, bargain, sell and convey unto Trustee the following property consisting of ten distinct tracts located in various counties of North Carolina (the "Premises"):

               (a) Those real properties lying and being in Moore County, Onslow County, Watauga County, New Hanover County, Durham County, Wake County and Forsyth County, North Carolina and described in EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE (collectively, the "Land"); and

               (b) All buildings and other improvements now or hereafter located in, on or about the Land, and all of Grantor's building materials intended for incorporation but not incorporated into the improvements to the Land, and all furnishings, furniture, fixtures, machinery, equipment, tools, and all other personal property or chattels used in connection with the operation of such improvements, specifically including, without limitation, appliances, gas and electric fixtures and systems, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures and systems, carpeting and other floor coverings, water heaters, air conditioning apparatus and systems, window screens, awnings, storm sashes AND THE OTHER PERSONAL PROPERTY COLLATERAL DESCRIBED IN THE SCHEDULE OF ADDITIONAL PERSONAL PROPERTY COLLATERAL ATTACHED HERETO, whenever acquired by Grantor and now or hereafter located in, upon or under the Land, together with all additions and accessions thereto and replacements and proceeds thereof (the buildings and all such tangible personal property being collectively referred to as the "Improvements"); and

               (c) (i) All leases, rents, issues, profits, royalties, income and other benefits derived from the Land and the Improvements (which, together with the items listed in (j) are collectively referred to as the "Rents"), subject to the right, power and authority hereinafter given to Grantor to collect and apply such Rents, (ii) the proceeds from any present or future insurance award relating to the Land and the Improvements and all rights in and to all present and future fire and/or hazard insurance policies; and (iii) all awards now or hereafter made by any public body or decreed by any court of competent jurisdiction for a taking or for a degradation of value with respect to the Land or the Improvements in any eminent domain proceeding; and

               (d) All easements, rights-of-way and rights used in connection with the Land and the Improvements or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto; and

               (e) All the rights, interest and privileges which the Grantor as lessor has or may have in the leases now existing or hereafter made and affecting the Land or the Improvements or any part thereof, as said leases may have been or may from time to time be hereafter modified, extended and renewed, together with any and all guarantees of any leases affecting all or any part of the Land or the Improvements (collectively, the "Leases"), all security deposits now or hereafter received in respect of any Lease, and all capital expenditure reserve funds now or hereafter required to be established by the Grantor pursuant to any Leases (such security deposits and such capital expenditure reserve funds are hereinafter referred to as the "Lease Reserves/Deposits"); and

               (f) All rights of the Grantor under any contracts in connection with or relating to the construction, use, operation and/or management of the Premises, including, without limitation, any construction contracts, architectural contracts, management contracts, repair contracts, maintenance contracts and service contracts; and

               (g) Any and all licenses, permits and approvals relative to the use, operation, management, repair, maintenance and/or service of the Premises; and

               (h) Any and all accounts, accounts receivable and contract rights with respect to the Premises, and rights to money, fees, revenue, rents and income pursuant thereto, and all records and books of account now or hereafter maintained by the Grantor in connection with the use, operation, management, maintenance, repair and service of the Premises; and

               (i) All general intangibles, including, without limitation, trademarks and trade names used in connection with the Premises; and

               (j) All of Grantor's right, title and interests in all rents, issues, profits, royalties, income, room revenues, bed revenues, service revenues, food service revenues, health service revenues, hotel revenues, government payments, rights to government payments, accounts, accounts receivable, contract rights, general intangibles and other benefits now or hereafter derived from the Premises and/or any operations now or hereafter conducted thereon; and

               (k) All proceeds and products of every kind and description of the property described in (a) through (j) above.

               The term "Loan Documents" shall mean this Deed of Trust, any and all Deeds of Trust, Deeds to Secure Debt, and/or Mortgages executed in connection herewith as security for the Notes, the Notes, the Credit Agreement, the Master Agreement, any security agreement, any guaranty, and all such other agreements or documents evidencing or securing the Notes.

               TO HAVE AND TO HOLD the Premises unto Trustee in fee simple forever, upon the trusts and for the uses and purposes hereinafter set out;

               And Grantor covenants with Trustee that Grantor is seized of the Premises in fee and has the right to convey the same in fee simple; that the same are free and clear of all encumbrances, that Grantor has done no act to encumber the Premises and that Grantor will warrant and defend the title to the same against the lawful claims of all persons whomsoever, and that Grantor will execute such further issuances of said lands as may be required.

               THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST, that if either Borrower or Grantor shall pay the Obligations in accordance with their terms and all sums owing under the Credit Agreement and shall comply with all the covenants, terms and conditions of this Deed of Trust, this conveyance shall be released and cancelled of record. Grantor and Borrower, as applicable, hereby further covenant and agree with Trustee and Beneficiary as follows:

               Section 1. CREDIT AGREEMENT. The terms and provisions of the Credit Agreement are incorporated herein by reference. A default under the Credit Agreement shall for all purposes constitute a default hereunder and under the Obligations.

               Section 2. FINANCIAL STATEMENTS. The Grantor shall provide to the Beneficiary such financial information and financial statements with respect to the Premises as is required by the Credit Agreement, the terms of which are incorporated herein by reference as if fully set forth herein.

               Section 3. PAYMENT OF OBLIGATIONS; IMPOSITIONS. Borrower will pay, when due, the Obligations, and Grantor shall pay when due all real and personal property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including without limitation non-governmental levies or assessments (hereinafter referred to as Impositions) such as owner association dues or charges or fees and maintenance charges which are assessed or imposed upon the Premises or the Loan Documents. If at any time after the date hereof, there shall be assessed or imposed (the following hereafter referred to as the "Additional Impositions") (a) a tax or assessment on the Premises in lieu of or in addition to the Impositions payable by Grantor or (b) a license fee, tax or assessment imposed on Beneficiary or the Banks and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, Grantor shall pay and discharge all such taxes, assessments or fees before they become delinquent. Beneficiary may, at its option, pay any such Impositions or Additional Impositions of which payment, amount and validity thereof the official receipt shall be conclusive evidence, and any amounts so expended shall immediately become debts due by the Borrower, shall bear interest at the rate specified in the Credit Agreement, and such payment shall be secured by this Deed of Trust.

               Section 4. INSURANCE. Borrower or Grantor will cause the Improvements to be insured against loss and damage by fire, flood, tornado and windstorm, vandalism, malicious mischief and builder's risk (if applicable) and against such other hazards as are customary in the locale for the Improvements or as Beneficiary may otherwise require, including, if applicable, rent loss as to base rent due under any Leases or business interruption for periods of no less than twelve (12) months, in amounts at no time less than the total replacement cost of such Improvements, plus an amount sufficient to prevent any co-insurance liability on the part of the owner of the Premises. The Borrower shall maintain general liability insurance in an amount satisfactory to the Beneficiary. All insurance shall be with reputable companies with a Best Insurance Report rating of A or better; and Borrower or Grantor will cause to be paid all premiums for such insurance when due. Borrower shall cause such insurance to name Beneficiary as mortgagee or loss payee and deliver such policies or renewals or evidence of payment of premiums to Beneficiary, and Grantor or Borrower shall make such adjustments in the coverage of such insurance as Beneficiary may require. If Grantor fails or refuses to keep the Premises so insured, Beneficiary may obtain such insurance without prejudice to its right to foreclose hereunder by reason of such default. In the event of loss, Grantor or Borrower will give immediate notice by mail to Beneficiary who, if then named as mortgagee and additional insured, may make proof of loss if not made promptly by Grantor, and, if the Beneficiary is then named as mortgagee and additional insured, each insurance company concerned shall hereby be authorized and directed to make payment for such loss directly to Beneficiary instead of to Grantor , Borrower and Beneficiary jointly. If the Beneficiary is then named as mortgagee and additional insured, the proceeds of any insurance, or any part thereof, may be applied by Beneficiary, at its option, either to the reduction of the Obligations or to the restoration or repair of the Improvements. Beneficiary may, at its option, pay any such insurance premiums of which payment, amount and validity thereof the official receipt shall be conclusive evidence, and any amounts so expended shall immediately become debts due by Borrower, shall bear interest at the rate specified in the Credit Agreement, and such payment shall be secured by this Deed of Trust.

               If any portion of the Improvements is located in a special flood hazard area according to the Federal Emergency Management Agency ("FEMA"), then the Grantor or Borrower must maintain a flood insurance policy in an amount equal to the lesser of (x) the Facility Limit plus the outstanding principal balance of any senior liens on the Premises or (y) the replacement value of the Improvements located in a special flood hazard area. If at any time during the term of the Obligations, the Improvements are classified by FEMA as being located in a special flood hazard area, flood insurance will be mandatory. Should this occur federal law requires the Beneficiary to notify the Grantor or Borrower of the reclassification. If, within forty-five (45) days of receipt of notification from the Beneficiary that any portion of the Improvements has been reclassified by the FEMA as being located in a special flood hazard area, the Grantor or Borrower has not provided sufficient evidence of flood insurance, the Beneficiary is mandated under federal law to purchase flood insurance on behalf of the Grantor, and any amounts so expended shall immediately become debts of the Borrower, shall bear interest at the rate specified in the Credit Agreement, and payment thereof shall be secured by this Deed of Trust.

               Section 5. MAINTENANCE OF PREMISES; COMPLIANCE WITH LAWS. Grantor will keep the Premises in good order, repair and condition, reasonable wear and tear excepted and shall not commit or permit any waste. Grantor will also comply with all applicable laws, statutes, ordinances, codes, and judicial and administrative decisions (including without limitation and as applicable, all such laws, statutes, judicial and administrative decisions relating to the physical accessibility requirements of Title III of the Americans with Disabilities Act of 1990 (as amended) and the implementing regulations promulgated thereunder by the Department of Justice and the Americans with Disabilities Act Accessibility Guidelines (ADAAG) associated therewith and the applicable ANSI Standards under the Fair Housing Act (as amended) and all applicable regulations) of all applicable state, federal or local governmental entities (the "Requirements"). Grantor will not make material changes to the Premises, change the use of the Premises, or consent to a change in zoning of the Premises without the Beneficiary's prior written consent. Grantor shall immediately provide notice of proposed zoning changes to the Beneficiary.

               Section 6. CONVEYANCE OF PREMISES. Grantor will not sell, convey, transfer or encumber the Premises, or any part thereof or interest therein, legal or equitable, without the prior written consent of Beneficiary; provided, however, that Grantor may dispose of, free and clear of the security interest granted herein and the lien hereof, any personal property or fixtures which, in the reasonable judgment of Grantor, have become obsolete or unfit for use or which are no longer useful in Grantor's operations, on the condition that Grantor shall replace such personal property or fixtures by, or substitute for the same, other personal property or fixtures (not necessarily of the same character) owned by Grantor, which shall (a) be of at least equal value to the personal property or fixtures disposed of and (b) perform a function or serve a purpose the same as, similar to or related to that of the personal property or fixtures disposed of. Any such replacement personal property or fixtures shall forthwith, without further action, become subject to the security interest granted in, and the lien created by, this Deed of Trust, and such security interest is hereby granted by Grantor. Beneficiary's consent to any conveyance or encumbrance may be conditioned upon an increase in the interest rate specified in the Credit Agreement, an extension or curtailment of the maturity of the Obligations, or other modification of the Notes, the Credit Agreement or this Deed of Trust. For purposes of this Section 6, a change of ownership of partnership interests in Grantor shall not be deemed a conveyance or transfer of the Premises so long as the Corporation shall remain as the sole general partner of the Grantor.

               Section 7. HAZARDOUS MATERIAL.

               7.01 REPRESENTATIONS AND WARRANTIES. Grantor and Borrower represent, warrant and agree that (a) no Hazardous Material (as hereinafter defined) has been used or placed on the Premises in violation of Environmental Laws (as hereinafter defined); (b) there are no unregistered underground storage tanks on the Premises that are subject to any underground storage tank registration laws or regulations; (c) no notice has been received with regard to any Hazardous Material on the Premises; (d) the Premises are presently in compliance with Environmental Laws; (e) no action, investigation or proceeding is pending or to Grantor's or Borrower's knowledge threatened which seeks to enforce any right or remedy against Grantor or the Premises under any Environmental Law; (f) Grantor shall permit no installation or placement of Hazardous Material on the Premises in violation of Environmental Laws; (g) Grantor shall permit no release of Hazardous Material onto or from the Premises; (h) Grantor shall cause the Premises to comply with Environmental Laws and be free and clear of any liens imposed pursuant to Environmental Laws; (i) all licenses, permits and other governmental or regulatory actions necessary for the Premises to comply with Environmental Laws (the "Permits") shall be obtained and maintained and Grantor shall assure compliance therewith; and (j) Grantor shall give Beneficiary prompt written notice if Grantor receives any notice with regard to Hazardous Material on, from or affecting the Premises and shall conduct and complete all investigations and all cleanup actions necessary to remove, in accordance with Environmental Laws, such Hazardous Material from the Premises.

               7.02 INSPECTIONS AND AUDITS. Beneficiary shall have the right at any time during the term of this Deed of Trust, whether before or after default, to conduct or cause to be conducted an environmental inspection or audit of the Premises by itself or by a qualified environmental consultant or engineer selected by Beneficiary; and Grantor hereby grants to Beneficiary and its employees, agents, and independent contractors (hereinafter collectively called "Beneficiary and its Representatives"), the right to enter the Premises upon reasonable notice for the purpose of conducting, whether before or after default, any inspection, audit or tests, making soil borings, extracting samples, installing monitoring wells, and conducting such other procedures as Beneficiary and its Representatives deem necessary or desirable in connection with such inspection or audit. At any time during the term of this Deed of Trust, provided Beneficiary has a reasonable basis for doing so, Beneficiary may require Grantor or Borrower to cause to be performed, at the expense of Grantor or Borrower, for the benefit of Grantor, Borrower and Beneficiary, an inspection or audit of the Premises by an environmental consultant or engineer approved by Beneficiary, and Grantor shall furnish to Beneficiary, at no cost to Beneficiary, the written inspection or audit report certifying as to the presence or absence of Hazardous Material on, at, or under the Premises. All inspection reports may be submitted to governmental entities or agencies as requested or as may be required by law or regulations.

               7.03 INDEMNIFICATION. Grantor and Borrower, jointly and severally, shall indemnify and hold harmless Beneficiary from and against all losses, expenses (including, without limitation, attorneys' fees) and claims of every kind suffered by or asserted against Beneficiary as a direct or indirect result of (i) the presence on or release from the Premises of any Hazardous Material, whether or not caused by Grantor or Borrower, (ii) the violation of Environmental Laws applicable to the Premises, whether or not caused by Grantor or Borrower, (iii) the requirement to conduct any remediation of Hazardous Materials from the Premises, (iv) the failure by Grantor or Borrower to comply fully with the terms and provisions of this section, or (v) any warranty or representation made by Grantor or Borrower in this section being false or untrue in any material respect.

               7.04 DEFINITIONS; SURVIVAL OF PROVISIONS. "Hazardous Material" means polychlorinated biphenyls, petroleum, flammable explosives, radioactive materials, asbestos, lead and any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) Environmental Laws or listed as such by the Environmental Protection Agency. "Environmental Laws" means any current or future federal, state or local law, regulation or ruling applicable to environmental conditions on, under or about the Premises including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Clean Water Act. Grantor's and Borrower's obligations under this section shall survive the repayment of the Notes and other Obligations, a foreclosure of or exercise of power of sale under this Deed of Trust, a delivery of a deed in lieu of foreclosure, a cancellation or termination of record of this Deed of Trust and a transfer of the Premises.

               Section 8. MARSHALING; MULTIPLE-TRACT PROVISIONS. It is specifically covenanted and agreed (i) that the Beneficiary may proceed, at the same or at different times, to foreclose this Deed of Trust, or any other mortgage, deed to secure debt or deed of trust with respect to other property given to further secure the indebtedness also secured hereby (the "Other Deeds of Trust"), by any proceedings appropriate in the state where any of the properties now or hereafter encumbered as security for the Notes (the "Tracts") lies , (ii) that no exercise of remedies granted in this Deed of Trust or the Other Deeds of Trust taking place in any state [including, without limiting the generality of the foregoing, any pending foreclosure, judgment or decree of foreclosure, foreclosure sale, rents received, possession taken, deficiency judgment or decree, or judgment taken on the indebtedness secured hereby], shall in any manner stay, preclude or bar enforcement of this Deed of Trust or the Other Deeds of Trust in any other proceeding, and (iii) that the Beneficiary may pursue any or all its remedies to the maximum extent permitted by state law until all the debt now or hereafter secured by any or all of the Loan Documents has been paid and discharged in full.

               Neither the Grantor, nor any person claiming under the Grantor, either has or enjoys any right to marshaling of assets, all such right being hereby expressly waived as to the Grantor and all persons claiming under or through the Grantor. No release of personal liability of any person whatever and no release of any portion of the property now or hereafter subject to the lien of any of the loan documents shall have any effect whatever by way of impairment or disturbance of the lien or priority of this Deed of Trust or any of the Other Deeds of Trust. Any foreclosure or other appropriate remedy brought with respect to any Tract may be brought and prosecuted as to any part of the collateral securing the indebtedness also secured by, wherever located, without regard to the fact that foreclosure proceedings or other appropriate remedies have or have not been instituted on any other tract subject to the lien of this Deed of Trust or the Other Deeds of Trust.

               Section 9. ASSIGNMENT OF RENTS, LEASES, AND PROFITS.

               9.01 ASSIGNMENT. As further security for the payment of the Obligations and for the faithful performance of all the covenants, agreements, terms and provisions of this Deed of Trust, Grantor hereby sells, transfers and assigns unto Beneficiary all the right, title and interest of Grantor in and to the Rents, and to that end Grantor hereby assigns and sets over unto Beneficiary all Leases of the Premises now made, executed or delivered, whether written or verbal, or hereafter made, whether written or verbal, specifically including, but not limited to, those certain lease agreements between the Grantor and CapStar Winston Company, L.L.C., and Grantor does hereby authorize and empower Beneficiary to collect the Rents when due, and does hereby direct each tenant of the Premises to pay the Rents to Beneficiary, upon demand for payment thereof by Beneficiary; it being understood and agreed, however, that no such demand shall be made absent the occurrence of an Event of Default hereunder; and until such demand is made, Grantor is authorized to collect or continue collecting the Rents; such privilege to collect or continue collecting the Rents by Grantor shall not operate, however, to permit the collection of any Rents more than thirty (30) days in advance of their due date.

               It is intended that the assignment set forth above be an absolute, present assignment from Grantor to the Beneficiary and not merely the passing of a security interest. The rents, issues, income and profits are hereby assigned absolutely by Grantor to the Beneficiary contingent only upon the occurrence of an Event of Default. Immediately upon the occurrence of an Event of Default, the Grantor's right to collect the rents, income and profits from the Leases and to retain, use and enjoy the same shall at the Beneficiary's option immediately cease and terminate, and the Beneficiary's absolute, present and continuing right to collect the rents, issues, income and profits shall continue in full force and effect, and the Beneficiary shall be entitled at its option to collect such rents, issues, income and profits without taking possession of the Premises, without the appointment of a receiver and without any further act whatsoever. Notwithstanding anything to the contrary set forth in this Deed of Trust, or any other document executed in connection herewith, there shall be no cure or grace period with respect to Grantor's default which must expire prior to the Beneficiary's right to collect the rents, issues, income and profits and there shall be no condition precedent other than Grantor's default to the Beneficiary's right to collect such rents, issues, income and profits. The Grantor may apply in writing to the Beneficiary for a reinstatement of the Grantor's right to collect the rents, income and profits from the Leases and to retain, use and enjoy the same; however, the Beneficiary shall be under no obligation to do so.

               Anything to the contrary notwithstanding, Grantor hereby assigns to the Beneficiary any award made hereafter to it in any court procedure involving any of the Leases in any bankruptcy, insolvency, or reorganization proceedings in any state or Federal court and any and all payments made by lessees in lieu of rent. Grantor appoints the Beneficiary as its irrevocable attorney in fact to appear in any action and/or to collect any such award or payment. Grantor hereby assigns to the Beneficiary all Lease Reserves/Deposits received by Grantor or any agent in respect of any Leases. Prior to an Event of Default hereunder or under the Credit Agreement or under any other Obligations and demand by the Beneficiary for delivery of the Lease Reserves/Deposits to it or its designee, Grantor shall maintain the Lease Reserves/Deposits in a separate, identifiable account in a bank acceptable to Beneficiary. After default and upon demand by the Beneficiary, Grantor shall deliver the Lease Reserves/Deposits to the Beneficiary or its designee. Upon delivery of the Lease Reserves/Deposits to Beneficiary, the Beneficiary shall hold such deposits pursuant to the terms of the Leases in respect of which such deposits were obtained by Grantor. Provided, however, in no event shall Beneficiary be liable under any Lease of any part of the Premises for the return of any Lease Reserves/Deposits in any amount in excess of the amount delivered to the Beneficiary by Grantor. Any Lease Reserves/Deposits delivered to and held by the Beneficiary shall not bear interest. The Beneficiary shall be entitled to exercise its rights under this Section 9, to the fullest extent permitted by law, without the need for the commencement of foreclosure action hereunder or the undertaking of any other remedy available at law or equity.

               9.02 LEASES AFFECTING PREMISES. Grantor shall promptly and fully keep, perform and comply with and observe all the terms and covenants and obligations imposed upon or assumed by Grantor as landlord under the Leases and will not do, permit anything to be done, or omit or refrain from doing anything, the doing or omission of which will entitle any tenant to terminate any of the Leases. Grantor, if requested by Beneficiary, shall furnish promptly to Beneficiary executed copies of all such Leases, renewals, or amendments now existing or hereafter created, all of which shall be subject to the approval of the Beneficiary.

               9.03 SEPARATE ASSIGNMENT OF LEASES. Grantor will, upon request of the Beneficiary, execute a separate assignment of any Lease affecting any part of the Land or Improvements. A default under any separate assignment of Grantor's interest in leases given as additional security for the Notes and other Obligations shall constitute an Event of Default hereunder.

               9.04 REPRESENTATIONS. The Grantor covenants and represents that:

                              (a) Grantor has full right and title to assign the
Leases and the rents, issues, income and profits due or to become due thereunder;

                              (b) The terms of the Leases have not been changed
from the terms in the copies of the Leases submitted to the Banks for approval;

                              (c) No other assignment of any interest in the
Leases has been made;

                              (d) There are no existing defaults under the
provisions of any of the Leases on the part of the Grantor as landlord thereunder and, to the best of Grantor's knowledge, there are no existing defaults on the part of the tenants/lessees under the provisions of any of the Leases;

                              (e) The Grantor will not without the prior written
consent of the Beneficiary cancel, surrender or terminate any of the Leases, or exercise any option which might lead to such termination, or change, alter or modify any of the Leases, or consent to the release of any party liable thereunder, or consent to the assignment of any lessee's interest therein;

                              (f) No tenant has been granted a concession in the
form of a waiver, release, reduction, discount or other alteration of rental due or to become due under any Lease;

                              (g) No rent for any period subsequent to the date
of this Deed of Trust has been collected more than one month in advance of the time when the same is due under the terms of the Leases;

                              (h) To the best of Grantor's knowledge, no lessee
has any defense, setoff or counterclaim against Grantor under any Lease; and

                              (i) Grantor shall give prompt written notice to
Beneficiary of any notice of Grantor's default received from any tenant and will furnish Beneficiary with a complete copy thereof.

               Section 10. RIGHT TO CURE; PROTECTION OF SECURITY. If Grantor or Borrower, as applicable, shall fail in any of the covenants and provisions contained in this Deed of Trust, Beneficiary may (but shall not be obligated to) take any action Beneficiary deems necessary or desirable to prevent or cure any such default or failure. Beneficiary shall have the right to enter upon the Premises to such extent and as often as Beneficiary, in its sole discretion, deems necessary or desirable in order to prevent or cure any such default or failure by Grantor or Borrower, as applicable. In addition, if any legal proceeding (such as bankruptcy, condemnation, forfeiture or other legal or regulatory proceeding) that may affect Beneficiary's rights or interests in the Premises (or any part thereof) is commenced, Beneficiary may act to protect or preserve such rights or interests (including, without limitation, the employment of an attorney or other professional(s)). Beneficiary may expend such sums of money as Beneficiary, in its sole discretion, deems necessary for any such purpose, and Grantor and Borrower, jointly and severally, hereby agree to pay to Beneficiary, immediately upon demand, all sums so expended by Beneficiary, together with interest thereon from the date of each such payment at the rate provided for in the Credit Agreement. All sums so expended by Beneficiary, and the interest thereon, shall be added to and secured by the lien of this Deed of Trust.

               Section 11. CONDEMNATION. Upon condemnation of the Premises or any part thereof, this Deed of Trust shall become a lien, charge and encumbrance upon the proceeds or award realized as a result of any such proceeding or of any settlement or payment made in lieu of any such proceeding ("Condemnation Proceeds"). Grantor hereby grants to Beneficiary a security interest in any Condemnation Proceeds and hereby agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary may require. Grantor further covenants and agrees that Beneficiary may (and is hereby authorized and empowered but not required to) collect and receive any Condemnation Proceeds and, if received by Grantor, Grantor shall pay over and deliver immediately to Beneficiary all Condemnation Proceeds to be held by Beneficiary and applied as follows:

               (a) In the event the entire Premises shall be taken by condemnation or in settlement of any threat of condemnation, then any Condemnation Proceeds shall be paid to Beneficiary and applied in payment in whole or in part to the Obligations, whether or not then due and payable, and any excess shall be delivered to the parties legally entitled thereto. In the event of a partial taking of the Premises, the portion of the Condemnation Proceeds necessary to prevent impairment of the security of this Deed of Trust, as determined by the Beneficiary in the Beneficiary's sole discretion, shall be set aside, withheld or paid over to the Beneficiary and applied to the Obligations, whether or not then due and payable, and the excess of such award or proceeds shall be delivered to Grantor or other parties legally entitled thereto. Upon any partial taking of the Premises, this Deed of Trust shall continue in full force as security for the unpaid portion of the Obligations. Upon any partial taking of the Premises, Grantor covenants with Beneficiary to restore the Premises as nearly as possible to the condition thereof immediately prior to such taking and to apply Grantor's portion of any Condemnation Proceeds together with any other necessary funds to complete and pay for the costs of restoration.

               (b) Notwithstanding any contrary provision of this Deed of Trust,
(i) upon condemnation of the entire Premises, or (ii) if it shall at any time be determined that N.C. Gen. Stat. Sec. 40A-68 shall for any reason be unenforceable or inapplicable to this Deed of Trust, upon partial condemnation of the Premises, the entire unpaid balance of the Obligations shall, at the option of Beneficiary, at once become due and payable, whereupon any Condemnation Proceeds shall be paid over to Beneficiary and applied in accordance with the first sentence of subparagraph (a) of this Section 11.

               Section 12. INSPECTION. Beneficiary may inspect the Premises at all reasonable times, and access thereto shall be permitted for that purpose to Beneficiary and its Representatives.

               Section 13. EVENTS OF DEFAULT. The following shall constitute defaults or events of default hereunder ("Events of Default"):

               (a) Failure by Borrower to pay when due any payment of interest, principal, principal and interest, commitment fees, deposits or other payments which are due and payable under any of the Notes, the Credit Agreement, the Master Agreement, this Deed of Trust, the other Obligations, any of the Loan Documents or any documents executed in connection therewith or as security therefor after the passage of any applicable cure period for such default specifically set out in the Credit Agreement.

               (b) Failure by Grantor or Borrower to keep, perform or observe any covenant, term or condition required to be kept, performed or observed by Grantor or Borrower under this Deed of Trust, the Notes, the Credit Agreement, the Master Agreement, any of the other Loan Documents or any documents executed in connection therewith or as security therefor after the passage of any applicable cure period for such default specifically set out in the Credit Agreement.

               (c) The occurrence of any event or condition which would allow Beneficiary to accelerate the Notes or other Obligations, or would constitute a default or event of default after the passage of any applicable cure period for such default specifically set out in the Credit Agreement under the terms of the Notes, the other Obligations, this Deed of Trust, the Master Agreement, any of the Loan Documents, any other loan agreement or any documents executed in connection therewith or as security therefor.

               (d) The occurrence of an Event of Default under the Credit Agreement.

               (e) If any representation, warranty or certificate given by Grantor or Borrower, or at any time hereafter required to be given by Grantor or Borrower in connection with the Credit Agreement shall be false or erroneous in any material respect when made.

               (f) A breach of or a failure of performance by Grantor or Borrower of any provision of or the occurrence of any default under the terms and provisions of any documents, instruments, security agreements, mortgages or deeds of trust granting security interests in or liens upon the Premises or any part thereof, whether prior to or subordinate to the lien of this Deed of Trust or the lien of any Deed of Trust, Deed to Secure Debt, or Mortgage executed in connection with the Loan Documents.

               (g) Any attempted enforcement of or realization upon any security interest, lien or judgment affecting the Premises or any part thereof, whether prior to or subordinate to the lien of this Deed of Trust.

               (h) Any actual or threatened demolition or injury or waste to the Premises which may impair the value of the Premises.

               (i) Grantor, Borrower, or any guarantor (if a corporation or a limited liability company) commences the process of liquidation or dissolution or its charter expires or is revoked, or Grantor, or Borrower, or any guarantor (if a partnership or business association) commences the process of dissolution or partition, or Grantor, Borrower, or any guarantor (if a trust) commences the process of termination or expires.

               (j) The institution of any proceeding seeking the forfeiture of the Premises or any portion thereof or any interest therein as a result of any criminal or quasi-criminal activity by Grantor, Borrower (or any person so related to Grantor, Borrower, or the Premises) that the Premises or any portion thereof or any interest therein might be forfeited on account of the activity of such person.

               Section 14. ACCELERATION. If an Event of Default shall have occurred, the Obligations shall, at the option of Beneficiary, immediately become due and payable without further notice or demand, time being of the essence of this Deed of Trust; and no omission on the part of Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right. Upon the occurrence of an Event of Default, the Beneficiary may, at its option, defer application by it to the Trustee to sell the Premises and may take action under and invoke such other rights and remedies as may be provided in the Credit Agreement, this Deed of Trust, or any of the Loan Documents.

               Section 15. POWER OF SALE. Upon the occurrence of an Event of Default, Beneficiary may notify Trustee to exercise the power of sale granted hereunder and upon such notification it shall be lawful for and the duty of Trustee, and Trustee is hereby authorized and empowered to expose to sale and to sell the Premises or any part thereof at public sale to the highest bidder for cash, in compliance with applicable requirements of North Carolina law governing the exercise of powers of sale contained in deeds of trust and upon such sale, Trustee shall collect the purchase proceeds and convey title to the portion of the Premises so sold to the purchaser in fee simple. In the event of a sale of the Premises or any part thereof, the proceeds of sale shall be applied in the following order of priority: (i) to the payment of all costs and expenses for and in connection with such sale, including a commission for Trustee's services as hereinafter provided and reasonable attorneys' fees incurred by Trustee for legal services actually performed; (ii) to the reimbursement of Beneficiary for all sums expended or incurred by Beneficiary under the terms of this Deed of Trust or to establish, preserve or enforce this Deed of Trust or to collect the Obligations (including, without limitation, reasonable attorneys' fees); (iii) to the payment of the Obligations and interest thereon and all other indebtedness hereby secured; and (iv) the balance, if any, shall be paid to the parties lawfully entitled thereto. In the event of a sale hereunder, Beneficiary shall have the right to bid at such sale and shall have the right to credit all or any portion of the indebtedness secured hereby against the purchase price. Trustee shall have the right to designate the place of sale in compliance with applicable law and the sale shall be held at the place designated by the notice of sale. Trustee may require the successful bidder at any sale to deposit immediately with Trustee cash or certified check or cashier's check in an amount up to five percent (5%) of the bid provided notice of such deposit requirement is published as required by law. The bid may be rejected if the deposit is not immediately made. Such deposit shall be refunded in case of a sale to another purchaser pursuant to an upset bid or if Trustee is unable to convey the portion of the Premises so sold to the bidder because the power of sale has been terminated in accordance with applicable law. If the purchaser fails to comply with its bid, the deposit may, at the option of Trustee, be retained and applied to the expenses of the sale and any resales and to any damages and expenses incurred by reason of such default (including the amount that such bid exceeds the final sales price), or may be deposited with the Clerk of Superior Court. In all other cases, the deposit shall be applied to the purchase price. Pursuant to Section 25-9-501(4) of the North Carolina General Statutes (or any amendment thereto), Trustee is expressly authorized and empowered to expose to sale and sell, together with the real estate, any portion of the Premises which constitutes personal property. If personal property is sold hereunder, it need not be at the place of sale.

               The Premises may be sold in such parcels or lots without regard to principles of marshalling and may be sold at one sale or in multiple sales, all as determined by Trustee. A previous exercise of the power of sale hereunder by Trustee shall not be deemed to extinguish the power of sale which power of sale shall continue in full force and effect until all the Premises shall have been finally sold and properly conveyed to the purchasers at the sale. The Trustee shall be entitled to a reasonable commission for a completed or uncompleted foreclosure.

               Section 16. APPOINTMENT OF RECEIVER. Beneficiary shall have the right, after the occurrence of an Event of Default, to the appointment of a receiver to collect the Rents from the Premises and to operate and manage the Premises without notice to Grantor, Borrower or any other party (Grantor and Borrower hereby waiving any right to such notice) and without consideration of the value of the Premises or the solvency of any person liable for the payment of the amounts then owing, and all amounts collected by the receiver shall, after expenses of the receivership, be applied to the payment of the Obligations. The Beneficiary, at its option, in lieu of an appointment of a receiver, shall also have the right to take all actions set forth in the previous sentence. If such receiver should be appointed, or if there should be a sale of the Premises, as provided in Section 15, Grantor, or any person in possession of the Premises thereunder, as tenant or otherwise, shall become a tenant at will of the receiver or of the purchaser and may be removed by a writ of ejectment, summary ejectment or other lawful remedy.

               Section 17. DELAY NOT TO OPERATE AS WAIVER; INDEMNIFICATION OF TRUSTEE AND BENEFICIARY. No delay or forbearance by Beneficiary in exercising any rights hereunder or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder, and all such rights shall be cumulative. In case Beneficiary or Trustee voluntarily or otherwise shall become a party to any suit or legal proceeding to protect the Premises or the lien of this Deed of Trust, Trustee and Beneficiary shall be saved harmless and reimbursed by Grantor and Borrower for any amounts paid, including all reasonable costs, charges and attorneys' fees incurred in any such suit or proceeding, which obligations shall be secured by this Deed of Trust. No right, power or remedy conferred upon or reserved to Beneficiary by this Deed of Trust, or the Notes, the Credit Agreement or any separate assignment of rents and leases or the other Loan Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No act of the Beneficiary shall be construed as a waiver or as an election to proceed under any provision herein or the other documents evidencing the loan or securing same to the exclusion of any other provisions, and Beneficiary shall be entitled to enforce all remedies severally or concurrently as it shall see fit. No release or subordination by Beneficiary of any part of the Premises or any other property, collateral, or obligation securing the Notes or any other indebtedness secured by this Deed of Trust shall release or impair the lien or title of unreleased property.

               Section 18. BENEFICIARY'S POWERS. Without affecting the liability of any other person liable for the payment of the Obligations, and without affecting the lien or charge of this Deed of Trust upon any portion of the Premises not then or theretofore released as security for the Obligations, Beneficiary may, from time to time and without notice, (i) release any person so liable, (ii) extend the maturity or alter any of the terms of the Obligations,
(iii) grant other indulgences, (iv) release or reconvey (or cause to be released or reconveyed at any time at Beneficiary's option) any part or all of the Premises, (v) take or release any other or additional security for any of the Obligations, (vi) make compositions or other arrangements with debtors in relation thereto, or (vii) advance additional funds to protect the security hereof or pay or discharge the obligations of Grantor or Borrower hereunder, or under the Obligations or any document executed in connection with or securing the Obligations, and all amounts so advanced, with interest thereon at the applicable rate set forth in the Credit Agreement, shall be secured hereby.

               Whenever in this Deed of Trust or any other Loan Document the Grantor is obligated to reimburse the Beneficiary for sums advanced, with interest at the "applicable rate set forth in the Credit Agreement" (or similar provision), interest on such sums shall be calculated as a LIBOR Loan (as defined in the Credit Agreement), unless an Event of Default has occurred. Upon the occurrence of such an Event of Default, interest shall accrue at the Default Rate (as defined in the Credit Agreement).

               Section 19. WAIVERS. Grantor and Borrower hereby waive any rights or remedies on account of any extensions of time, releases granted or other dealings between Beneficiary and any subsequent owner of the Premises as said activities are contemplated or otherwise addressed in N.C. Gen. Stat. Sec. 45-45.1 or any similar or subsequent law. The foregoing waiver shall not be construed as affecting or otherwise amending the covenants of Grantor contained in Section 6 hereof. Grantor and Borrower waive the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Premises and (ii) in any way extending the time for the enforcement of the collection of the Notes or the debt evidenced thereby or any of the other Obligations. To the full extent Grantor and Borrower may do so, Grantor and Borrower agree that Grantor and Borrower will not at any time insist upon, plead, claim or seek to take the benefit or advantage of any law now or hereafter in force providing for any exemption (including homestead exemption), appraisement, valuation, stay, extension, redemption or extension, and Grantor, Borrower, Grantor's and Borrower's heirs, devisees, representatives, successors and assigns, and for any and all persons claiming any interest in the Premises, to the extent permitted by law, hereby waive and release all rights of valuation, appraisement, redemption, stay of execution, notice of election to mature or declared due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. Grantor and Borrower further waive any and all notices including, without limitation, notice of intention to accelerate and of acceleration of the Notes and other Obligations.

               Section 20. INTEREST NOT TO EXCEED MAXIMUM ALLOWED BY LAW. The parties hereto shall in no event be deemed to have contracted for a greater rate of interest than the maximum rate permitted by law. Should a greater amount be collected, it shall be construed as a mutual mistake of the parties and the excess shall be returned to the party paying same.

               Section 21. ESCROW OF TAXES, INSURANCE. The Grantor, in order to more fully protect the security of this Deed of Trust, agrees that in addition to the scheduled payments of principal and/or interest, as the case may be, under the terms of the Credit Agreement or other Obligations, Grantor will, upon request of Beneficiary, pay on the first day of each month, or on the due date of scheduled payments of principal and/or interest, to Beneficiary a sum equal to one-twelfth of the known or estimated (by Beneficiary) yearly taxes, assessments and insurance premiums on or against the Premises. Beneficiary shall hold such payments (and Grantor does hereby expressly agree that Beneficiary shall be under no obligation to pay interest thereon and any interest earned shall belong to the Beneficiary) and shall apply the same to the payment of taxes, assessments and insurance premiums as and when due. If the total of such monthly payments shall exceed the amount needed, the excess shall be held for future needs; but, should such monthly payments at any time fail to provide sufficient funds to pay taxes, assessments and insurance premiums when due, then Grantor shall, upon demand, pay to Beneficiary the amount necessary to cover the deficiency. When Grantor shall have paid the Obligations, Beneficiary shall refund to Grantor or other person lawfully entitled thereto any excess funds accumulated hereunder. In the event of a foreclosure sale of the Premises, Beneficiary may apply any balance remaining of the funds accumulated for the above purposes to the payment of the Obligations.

               Section 22. SUBSTITUTION OF TRUSTEE. Beneficiary shall at any time have the irrevocable right to remove Trustee herein named without notice or cause and to appoint its successor by an instrument in writing, duly acknowledged and recorded.

               Section 23. RESTORATION TO FORMER POSITIONS. In case Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by suit, receiver, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Beneficiary, then and in every such case, Grantor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had been taken.

               Section 24. GREATER ESTATE. In the event that Grantor or Borrower is the owner of a leasehold estate with respect to any portion of the Premises and Grantor or Borrower obtains a fee estate in such portions of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of the Grantor or Borrower, be and become subject to the security title and lien hereof.

               Section 25. SECURITY AGREEMENT.

               25.01 SECURITY AGREEMENT. This Deed of Trust shall constitute a security agreement pursuant to the Uniform Commercial Code for any items constituting a part of the Premises which, under applicable law, may be subjected to a security interest pursuant to the Uniform Commercial Code, and Grantor hereby grants Beneficiary a security interest in such items, including but not limited to those items in granting clauses (b) through (k) of this Deed of Trust, which constitute a portion of the Premises (the "Collateral"). Without the prior written consent of Beneficiary, Grantor shall not create or suffer to be created any other security interest in such items, including replacements and additions thereto. In exercising such remedies, Beneficiary may proceed against the real property and personal property described herein separately or together and in any order whatsoever, without in any way affecting the availability of Beneficiary's remedies under the Uniform Commercial Code or herein. This Deed of Trust shall constitute a financing statement filed as a fixture filing in accordance with N.C. Gen. Stat. ss.25-9-402 (or any amendment thereto). For purposes of complying with the requirements of N.C. Gen. Stat. ss.25-9-402, the name of Grantor, as Debtor, and Beneficiary, as Secured Party, and the respective addresses of Grantor, as Debtor, and Beneficiary, as Secured Party, are set forth on the first page of this Deed of Trust; the types or items of Collateral are described in this Section and in the definition of the "Premises" appearing in the granting clauses of this Deed of Trust; and the description of the Land is set forth on Exhibit "A" attached hereto. The Collateral is or includes fixtures.

               25.02 REMEDIES. In case any one or more Events of Default under the Notes, the Credit Agreement, other Obligations and/or this Deed of Trust shall have occurred and be continuing beyond any applicable cure period therefor, the Beneficiary shall have, in addition to all other rights and remedies given to it by this Deed of Trust, those allowed by law, and the rights and remedies of a secured party under the Uniform Commercial Code as enacted and in effect in the applicable jurisdiction, and, without limiting the generality of the foregoing, the Beneficiary may immediately, without demand of performance and without other notice (except as set forth in the Notes, the Credit Agreement, the other Obligations, this Deed of Trust or other documents executed and delivered pursuant thereto or in connection therewith) or demand whatsoever to Grantor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon in the county where the Premises are located, or elsewhere, the whole or, from time to time, any part of the Collateral, or any interest which Grantor may have therein, and, after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services), shall apply the residue of such proceeds towards the satisfaction of the Notes and any other sums secured by this Deed of Trust. The remainder, if any, of the proceeds after satisfaction in full of the Notes and any other sums secured by this Deed of Trust shall be paid to Grantor. Notice of any sale or other disposition shall be given to Grantor at least ten days before the time of any intended public sale or the time any intended private sale or other disposition of the Collateral is to be made, which the Grantor hereby agrees shall be reasonable notice of sale or other disposition. Grantor agrees to assemble, or cause to be assembled, at its own expense, the Collateral at such place or places as the Beneficiary shall designate by written notice. At any such sale or disposition, the Beneficiary may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of Grantor, which right is hereby waived and released. Without limiting the generality of any rights and remedies conferred upon the Beneficiary under this Paragraph 25.02, the Beneficiary may, to the full extent permitted by law: (a) Enter upon the Premises, exclude therefrom Grantor or any affiliate thereof, and take immediate possession of the Improvements, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all lawful, necessary force to do so; (b) Use, operate, manage and control the Improvements in any lawful manner; (c) Collect and receive all rents, income, revenue, earnings, issues and profits therefrom; and (d) Maintain, repair, renovate, alter or remove the Improvements as the Beneficiary may determine in its discretion, and any monies so collected or received by the Beneficiary shall be applied to, or may be accumulated for application upon, satisfaction of the Notes or any other sums secured by this Deed of Trust.

               25.03. FILINGS; FURTHER ASSURANCES. Grantor agrees to execute and deliver to the Beneficiary Uniform Commercial Code financing statements and such other documents, instruments, supplemental security agreements and chattel mortgages as the Beneficiary may deem necessary, proper or desirable to obtain the benefits of this Deed of Trust, and Grantor authorizes the Beneficiary, upon failure of the Grantor to do so at the request of the Beneficiary, to effect any filing or recording of any such financing statement or statements relating to the Improvements or amendments thereto without the signature of Grantor, where lawful, and hereby appoints the Beneficiary as its attorney in fact (without requiring the Beneficiary to act as such) to execute any such financing or other statement or statements in the name of Grantor, and to perform all other acts which the Beneficiary deems appropriate to perfect and continue the security interest in, and to protect and preserve, the Improvements. The power herein conferred upon the Beneficiary is coupled with an interest and is irrevocable. Grantor further agrees to assign the Beneficiary its rights in or under any financing statements relating to the Improvements filed in favor of Grantor.

               Section 26. NOTICES. All notices and other communications required under this Deed of Trust shall be in writing and shall be deemed to have been properly given, when given as provided in the Credit Agreement. Any notice of the Trustee shall be delivered to New Salem, Inc., 100 North

Main Street, Winston-Salem, North Carolina 27150, or such other address as the Trustee may hereafter specify in writing by notice to the other parties hereto. Any party may designate a change of address by written notice to the other, given at least ten (10) business days before such change of address is to become effective.

               Section 27. SUCCESSORS AND ASSIGNS. The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used herein, the singular number shall include the plural, the plural the singular, and the term "Beneficiary" shall include any payee of the indebtedness hereby secured and any transferee or assignee thereof, whether by operation of law or otherwise.

               Section 28. GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of North Carolina without regard to principles of conflict of laws.

               Section 29. EXPENSES. Grantor or Borrower shall pay or reimburse Beneficiary for all costs, charges and expenses, including reasonable attorney's fees and disbursements, incurred or paid by Beneficiary in documenting or servicing the Notes or in any pending or threatened action or proceeding in which Beneficiary is or may become a party and which affects or might affect the Notes, the Credit Agreement, the other Obligations or the Premises or any part thereof, or the interests of Grantor, Borrower or Beneficiary therein, including but not limited to, the foreclosure of this Deed of Trust, condemnation involving all or part of the Premises or any action to protect the security hereof. The amounts so incurred or paid by Beneficiary, together with interest thereon at the rate of interest set forth in the Credit Agreement from the date incurred until paid by Grantor or Borrower, shall be added to the indebtedness and secured by the lien of this Deed of Trust.

               Section 30. SEVERABILITY. If any provisions of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent under applicable law, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

               Section 31. REPLACEMENT OF NOTES. In the event of loss, theft, destruction, total or partial obliteration, mutilation or inappropriate cancellation of one or more of the Notes, Borrower will execute and deliver, in lieu thereof, a replacement for such Note, identical in form and substance to such Note and dated as of the date of such Note.

               Section 32. INDEMNITY. Grantor and Borrower, jointly and severally, shall protect, defend, indemnify and save harmless Beneficiary from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including attorneys' fees and expenses) imposed upon or incurred by the Beneficiary by reason of (a) any claim for brokerage fees or other such commissions relating to the Premises or the Notes, the Credit Agreement, or any other Obligations, or (b) the condition of the Premises, or (c) failure to pay recording, mortgage, intangibles or similar taxes, roll back taxes, fees or charges relating to the Notes, the Credit Agreement, or any one or more of the Loan Documents, or (d) the Loan Documents or any claim or demand whatsoever which may be asserted against the Beneficiary by reason of any alleged action, obligation or undertaking of the Beneficiary relating in any way to the Notes, the Credit Agreement, or any matter contemplated by the Loan Documents, or (e) any and all liability arising from any of the Leases or any negligence in the management, operation, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, occupant, licensee, employee or stranger. In the event the Beneficiary incurs any liability, loss or damage arising out of or in any way relating to the loan transaction contemplated by the Loan Documents (including any of the matters referred to in this section), the amounts of such liability, loss or damage shall be added to the Notes, shall bear interest at the interest rate specified in the Credit Agreement from the date incurred until paid and shall be payable on demand.

               Section 33. HEADINGS. The headings of the sections, paragraphs, and subparagraphs of this Deed of Trust are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

               Section 34. COUNTERPARTS. This Deed of Trust is executed in multiple counterparts, one to be recorded in each county in which the Land is located. These counterparts together constitute a single instrument as to the various tracts described herein. The Beneficiary may, however, exercise its rights hereunder with respect to one tract without being required to exercise its rights as to the other tracts. Likewise, the Beneficiary may release one tract described herein without releasing any other tract.




                  [Remainder of page left intentionally blank]

               IN WITNESS WHEREOF, Grantor and Borrower have caused this Deed of Trust to be executed under seal the day and year first above written.



                              WINN LIMITED PARTNERSHIP, a North Carolina
                              limited partnership   (SEAL)

                              By: WINSTON HOTELS, INC., its sole general partner


                                            By: /s/ Joseph V. Green
                                               ----------------------------
                                                Senior Vice President
ATTEST:
/s/ Brenda G. Burns
------------------------------
Assistant Secretary

[CORPORATE SEAL]

                              WINSTON HOTELS, INC., a North Carolina corporation


                                              By: /s/ Joseph V. Green
                                                 -------------------------------
                                                  Senior Vice President
ATTEST:
/s/ Brenda G. Burns
------------------------------
Assistant Secretary

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF WAKE

               I, Sherian A. Liles, a Notary Public, certify that Brenda G. Burns personally came before me this day and acknowledged that she is Assistant Secretary of Winston Hotels, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, and as the act of WINN Limited Partnership, a North Carolina limited partnership, in which the corporation is a general partner, the foregoing instrument was signed in its name by its Senior Vice President, sealed with its corporate seal, and attested by herself as its Assistant Secretary.

               Witness my hand and notarial stamp or seal, this 6th day of January, 1999.

My commission expires:                          /s/ Sherian A. Liles
                                                --------------------------
2-13-2002                                       Notary Public
---------------------

[NOTARY SEAL]




STATE OF NORTH CAROLINA

COUNTY OF WAKE

               I, Sherian A. Liles, a Notary Public, certify that Brenda G. Burns personally came before me this day and acknowledged that she is Assistant Secretary of Winston Hotels, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Senior Vice President, sealed with its corporate seal, and attested by herself as its Assistant Secretary.

               Witness my hand and notarial stamp or seal, this 6th day of January, 1999.

My commission expires:                          /s/ Sherian A. Liles
                                                --------------------------
2-13-2002                                       Notary Public
---------------------

[NOTARY SEAL]

                                    EXHIBIT A

                           [INSERT LEGAL DESCRIPTION]

                                   SCHEDULE 1

               SCHEDULE OF ADDITIONAL PERSONAL PROPERTY COLLATERAL

               All furniture, furnishings, machinery, apparatus, equipment, fittings, fixtures and articles of every kind and nature including all stored building materials, any interest in which is now owned or hereafter acquired by Grantor, and is now or hereafter installed in, affixed to, placed upon or used in connection with the Premises, or any portion thereof, and all additions thereto and all replacements thereof, including but not limited to: (i) all personal property relating to the operation of a hotel or motel (including, but not limited to, all beds, credenzas, chairs, tables, chests of drawers, nightstands, linens, towels, television sets, satellite dish equipment, cable television equipment, telephones and telephone equipment, video equipment, door locks, and computers); (ii) all personal property relating to any restaurant or food operations now or hereinafter located on the Premises (including, but not limited to, all silverware or flatware, all pots, pans and all other cooking equipment, microwaves, stoves, ovens, linens, tables, chairs, and related personal property) and (iii) all machinery, engines, furnaces, boilers, stokers, pumps, heaters, incinerators, power equipment, laundry equipment, tanks, dynamos, motors, generators, switchboards, conduits, electrical equipment, heating, cooling, ventilating, air conditioning, lighting, incinerating and plumbing apparatus, compressors, exhaust fans, elevators, escalators, venetian blinds, shades, draperies, drapery and curtain rods, brackets, electric signs, bulbs, fire prevention and extinguishing apparatus, plumbing fixtures, vacuum cleaners, vacuum cleaning systems, floor cleaning, waxing and polishing apparatus, call systems, pictures, mirrors, lamps, ornaments, carpeting, rugs, linoleum and other floor covering, refrigerating and cooling apparatus and equipment, typewriters, office and accounting equipment and software, safes, cabinets, lockers, shelving, tools, spotlighting equipment, uniforms, screens, screen doors, awnings, blinds, refrigerators, ranges, ovens, garbage disposals, dishwashers, washing machines and clothes dryers, mantels and lobby furnishings, lawn mowers, landscaping and swimming pool equipment, and any and all such property which is at any time hereafter installed in, affixed to and to become fixtures on, placed upon or used in connection with, the Premises, or any portion thereof.





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